UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On November 3, 2015, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield, Inc. (“NRG Yield”), completed its previously announced acquisition of 75% of the Class B Interests of NRG Wind TE Holdco LLC, which owns a portfolio of 12 wind facilities totaling 814 net megawatts (the “Drop-Down Assets”), from NRG Energy Gas & Wind Holdings, Inc. (the “Seller”), a wholly-owned subsidiary of NRG Energy, Inc. (the “Drop-Down Transaction”), pursuant to the purchase and sale agreement (the “Purchase and Sale Agreement”) with the Seller.

In exchange for the Drop-Down Assets, the Purchaser paid a total purchase price of $210 million, excluding adjustments for working capital. The Purchaser will be responsible for its pro-rata share of non-recourse project debt of $193 million and noncontrolling interest associated with a tax equity structure of $165 million (as of September 30, 2015).  The cash purchase price was funded with cash on hand and drawings under the Purchaser’s revolving credit facility.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to NRG Yield’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 2015 and is incorporated herein by reference.

The terms of the Drop-Down Transaction were unanimously approved by the independent members of the board of directors of NRG Yield, which retained independent legal and financial advisors to assist in evaluating and negotiating the Drop-Down Transaction. In approving the Drop-Down Transaction, the independent members of the board of directors of NRG Yield based their decisions in part on an opinion from their independent financial advisor.

NRG Energy, Inc. owns 55.1% of the combined voting power of NRG Yield’s Class A, Class B, Class C and Class D common stock. In addition, NRG Yield depends on management and administration services provided by or under the direction of NRG Energy, Inc. under NRG Yield’s Management Services Agreement.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)                                 Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)                                 Exhibits.

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: November 4, 2015

EXHIBIT INDEX

Exhibit No.	Document

2.1

Purchase and Sale Agreement, dated as of September 17, 2015, by and between NRG Energy Gas & Wind Holdings, Inc. and NRG Yield Operating LLC (incorporated herein by reference to Exhibit 2.1 to NRG Yield, Inc.’s Current Report on Form 8-K filed on September 21, 2015)